MetLife Stable Value & Institutional Products Client Conference June 19, 2008

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the Company's ability to raise capital; (ii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (iii) investment losses and defaults, and changes to investment valuations; (iv) unanticipated changes in industry trends; (v) catastrophe losses; (vi) ineffectiveness of risk management policies and procedures; (vii) changes in accounting standards, practices and/or policies; (viii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (ix) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (x) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xi) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xii) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (xiii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xiv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xvi) economic, political, currency and other risks relating to the Company's international operations; (xvii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xviii) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are available on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Investor Relations portion of the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Conference Objectives Overview of MetLife's Institutional Business Review of MetLife's financial strength and performance Dialogue with Senior Officers of MetLife

Agenda Time Topic Presenter 8:30 - 9:00 a.m. Registration & Breakfast 9:00 - 9:10 a.m. Welcome & Introductory Remarks Gregory P. Falzon 9:10 - 9:55 a.m. MetLife Financial Overview William J. Wheeler 9:55 - 10:20 a.m. Corporate Benefit Funding Businesses Robin F. Lenna 10:20 - 10:40 a.m. Capital Markets: Funding Agreement- Thomas E. Lenihan Backed Programs 10:40 - 10:55 a.m. Break 10:55 - 11:20 a.m. Investments Overview Robert W. Morgan 11:20 - 11:50 p.m. MetLife Institutional Business William J. Mullaney 12:00 - 1:00 p.m. Lunch

MetLife Financial Overview William J. Wheeler Executive Vice President & Chief Financial Officer MetLife Stable Value & Institutional Products Client Conference

Agenda First Quarter 2008 Financial Overview Current Financial Strength Ratings RGA split-off

First Quarter 2008 Financial Overview See Appendix for non-GAAP financial information definitions and/or reconciliations. * Excluding AOCI ($ millions, except per share and book value data) ** Operating Return on Common Equity is calculated by dividing annualized 1Q earnings by average adjusted 1Q equity.

2003 2004 2005 2006 2007 Q107 Q108 24269 26265 29959 32560 34751 8429 9400 CAGR 9.4% ($ millions) 11.5% Premiums, Fees & Other Revenues See Appendix for non-GAAP financial information definitions and/or reconciliations.

Premiums, Fees & Other Revenues by Line Of Business ($ millions) See Appendix for non-GAAP financial information definitions and/or reconciliations.

Total Assets 2003 2004 2005 2006 2007 Q108 General Account 251 270 353.7 383.3 398.4 404.5 Separate Account 75.8 86.8 127.9 144.4 160.2 152.6 ($ billions) CAGR 14.3% $326.8 $356.8 $527.7 $481.6 $557.1 $558.6

Underwriting Results 2003 2004 2005 2006 2007 Q107 Q108 Individual Mortality (Gross of Reinsurance) 0.877 0.82 0.854 0.851 0.864 0.876 0.934 2003 2004 2005 2006 2007 Q107 Q108 Combined Ratio 0.997 0.968 0.964 0.872 0.884 0.877 0.908 Combined Ratio Ex Cats 0.971 0.904 0.867 0.828 0.863 0.863 0.876 2003 2004 2005 2006 2007 Q107 Q108 Group Term Life Mortality 0.908 0.917 0.924 0.915 0.916 0.918 0.938 Individual Mortality Disability Morbidity Group Term Life Mortality Auto & Home Combined Ratio 2003 2004 2005 2006 2007 Q107 Q108 Individual Mortality (Gross of Reinsurance) 0.954 0.916 0.898 0.898 0.899 0.87 0.806

Investment Yields and Spreads

Total Company Operating Expense Ratio 2003 2004 2005 2006 2007 Q107 Q108 Operating Expense Ratio 0.278 0.28 0.285 0.306 0.308 0.314 0.281 Operating expense ratio is defined as expenses excluding certain items, divided by premiums, fees and other revenues. See Appendix for non-GAAP financial information definitions and/or reconciliations. 28.5% 30.6% 30.8% 28.0% 27.8% 31.4% 28.1%

Operating Earnings Available to Common Shareholders Per Diluted Common Share 2003 2004 2005 2006 2007 Q107 Q108 2.83 3.36 4.31 5.22 6.25 1.41 1.52 CAGR 21.9% 7.8% $1.52 $4.31 $3.36 $2.83 $5.22 $1.41 See Appendix for non-GAAP financial information definitions and/or reconciliations. $6.25

Operating Earnings Available to Common Shareholders by Line of Business See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ millions)

GAAP Results Total Company ($ millions, except per share data) See Appendix for non-GAAP financial information definitions and/or reconciliations.

Financial Strength Ratings Company ratings as of May 30, 2008.

MetLife®

RGA Split-off

- RGA will recapitalize its common stock into two classes
  - Class A: right to elect up to 20% of RGA's directors
  - Class B: right to elect up to 80% of RGA's directors
- Substantially all of MetLife's interest in RGA will be exchanged for RGA class B common stock
- MetLife will then conduct a tax-free split-off of RGA stock to MetLife stockholders
  - Offer the RGA class B common stock in exchange for shares of MetLife common stock
  - If any shares remain unsubscribed, a debt-for-equity exchange may be undertaken
- Benefits:
  - Tax-free transaction to both MetLife and MetLife Shareholders
  - Strengthens ability to focus on core growth
  - Reduces MetLife's exposure to global reinsurance business

MetLife Stable Value & Institutional Products Client Conference 14

Summary Our business continues to perform well Capital levels and balance sheet status are good We remain committed to maintaining MetLife's financial strength

Corporate Benefit Funding Robin Lenna Senior Vice President MetLife Stable Value & Institutional Products Client Conference

Who are we Macro trends, challenges and opportunities Solutions Market leadership How we compete and win Agenda

Who Are We - Corporate Benefit Funding Deliver retirement, benefit funding and investment solutions Help companies make good on their benefit promises Significant driver of growth for MetLife Institutional Business Leader in markets in which we choose to compete

Macro Trends, Challenges and Opportunities Enhanced focus on retirement Global aging Legislation highlights retirement security Accounting drives financial transparency Financial and economic markets challenging

Employee Benefits and Retirement Landscape Defined Contribution Plans 401(k), 457, 403(b) Defined Benefit Plans Non-Qualified Other Post Employment Benefits (OPEBs) Retiree Life & Health Deferred Compensation Plans Qualified Employer Liability Lower Higher Traditional Pension Plans Cash Balance Plans Unfunded Deferred Comp SERPs Active Health & Welfare Benefits ?MetLife Stable Value & Institutional Products Client Conference

Distribution Channels Direct to plan sponsors Consultants / brokers Third party administrators

Fixed or floating interest rate CPI-index linked Callable structures Participant withdrawals (benefit responsive) at book value Offers guaranteed full return of principal and accrued interest Both general account and separate account GICs and Funding Agreements Retirement plan investment solutions Key benefits: Guaranteed investment returns in volatile financial markets Other solutions: LIBOR-based funding agreements for money market funds and securities lending cash pools Product: Guaranteed Interest Contract Sold to: Qualified pension plans Purpose: An investment that backs a plan's stable value option

Pension Closeouts Benefit liability funding Product: Single premium income annuity for retired and deferred lives Sold to: Defined benefit pension plans Purpose: Transfer risks associated with pension liabilities Plan sponsor transfers liability by paying a lump sum to MetLife MetLife provides guaranteed income payments to pension plan participants Key benefits: Transfer of liability eliminates payments to PBGC and financial statement volatility due to pension obligations Provides pension plan participants with individual guarantees

Non-qualified Benefit Liability Solutions Benefit liability funding Product: Life insurance and funding agreements Sold to: Employers and trusts Purpose: To better manage non-qualified benefit liabilities Retiree life insurance Executive plans Deferred compensation plans Key benefits: Reduces long-term expense through tax efficiency Strengthens financial statements and benefits security Funding flexibility

Income Annuities Retirement and income solutions Product: Fixed and variable deferred and immediate annuities Sold to: Employers and employees Purpose: Provide guaranteed income for life Key benefits: Enhances an employer's benefits package Supplements or enhances an existing defined benefit or 401(k) plan Addresses a critical need Provides income for life to employees Manages the distribution of income during retirement Other solutions: Income annuities for personal injury structured settlements

Market Leadership1 Assets (2007) Sales2 (2007) 1 GICs, Funding Agreements, Traditional Closeouts, Income Annuities, Structured Settlements: Stable Value LIMRA Market Share Study FY2007; Global GICs: Standard & Poors; FHLB- NY: Federal Home Loan Bank of NY; Farmer MAC Notes: Federal Agricultural Mortgage Corporation 2 See Appendix for non-GAAP financial information definitions and/or reconciliations.

How We Compete and Win Recognized experience and expertise for complex cases Brand and financial strength to provide guarantees Superior relationships with Institutional clients Creative solutions to meet current market conditions Replace uncertainty with predictability Integrity and trust

Capital Markets: Funding Agreement-Backed Programs Tom Lenihan Managing Director Capital Markets Group MetLife Stable Value & Institutional Products Client Conference

Agenda Funding Agreement-Backed Program Structure Program Overviews

MetLife, Inc. ("Holding Company") Company Structure International Subsidiaries Other Subsidiaries Bank Auto & Home Metropolitan Life Insurance Company ("MLIC") Aa2 / AA Domiciled in New York MetLife Insurance Company of Connecticut ("MICC") Aa2 / AA Domiciled in Connecticut

What Is a Funding Agreement ("FA")? A FA is an annuity contract without the mortality component Subject to regulation as an insurance obligation Similar to a guaranteed investment contract with specified terms such as amount, interest rate, and maturity date Carries same rating as the financial strength rating of the issuing insurance company FAs rank pari passu with insurance policies Direct claim on insurer's general account assets Same priority as insurance policyholders - high claims priority in the event of an insurance company's insolvency

Structure of Programs Proceeds Proceeds Funding Agreement Notes Investors Trust/ SPV MLIC/ MICC

Structure of Programs Invest Proceeds Net Spread 5.50% - 5.00% 50 bps Yield Earned on Invested Cash (5.50%) Cost of Funds Paid to Investor (5.00%) Proceeds Proceeds Funding Agreement Notes Investors Trust/ SPV Portfolio MLIC/ MICC

MetLife's Funding Agreement-Backed Programs MLIC Funding Agreement-Backed Notes (GMTN) MICC Funding Agreement-Backed Notes (EMTN) Funding Agreement-Backed Commercial Paper Farmer Mac Guaranteed Notes Federal Home Loan Bank Advances The Following Programs Operate in the Global Capital Markets Using FA-Backed Structures:

FA-Backed Notes Programs Operating Paradigm Programs operated within the Investments Department's Capital Markets Group (CMG) CMG has both Asset and Liability responsibility Liability features drive asset mix and characteristics Derivatives are actively used to manage duration, currency and cash flow risks End result is a tight ALM paradigm

FA-Backed Notes Market: Issuance Trend 1997 0.7 1998 5.9 1999 13.9 2000 20.4 2001 28.5 2002 27.4 2003 34.7 2004 37.6 2005 32.1 2006 32.3 2007 32 Over $265B of notes have been offered since 1997 ($158B currently outstanding) 20 programs issued a total of $32.0B of notes in 2007 Issuance by Year* *Data source: Standard & Poor's

FA-Backed Notes Market: Program Issuance USD GBP CAD CHF EUR MXN JPY AEGON 5.8 MET 3.5 0.4 1.2 0.1 PFG 2.3 0.1 0.7 ALL 3 NYL 1.1 0.7 0.3 0.8 PRU 1.8 0.4 0.2 HIG 1.6 0.2 MASSMUT 1.7 GNW 1.4 0.2 ING 1.5 *Data source: Standard & Poor's AIG 23.8 MET 23 PFG 14.4 AEGON 13.1 ALL 12.9 NYL 11.8 PRU 8.4 PACLIFE 6.7 HIG 6.4 GEN 6.2 2007 Issuance by Top 10 Programs* Outstanding Balance by Program*

FA-Backed Notes Program Overview Metropolitan Life Global Funding I (GMTN) Type: Global: 144A / Reg S Shelf Size: US $25 Billion Issuer: Metropolitan Life Global Funding I Listing: Irish Stock Exchange Ratings: Aa2 (stable) / AA (stable) Maturities: Primarily out to 10 Yrs; longer available Offerings: Generally $250 Million - $1 Billion Currencies: Multiple Interest Rate: Fixed / Floating Distribution: Syndication / Reverse Inquiry Collateral: MLIC Funding Agreements

MLIC FA-Backed Notes Program Summary 64 discrete transactions totaling over $27 billion of notes offered since inception of the program in June 2002 Average annual issuance of about $4.5 billion Outstanding balance totals approximately $21.8 billion Global presence with issuances in 7 currencies Program has reached over 450 investors globally 2008 YTD issuance of $5.1 billion towards $4 - 6 billion plan Diversification: currencies, curve profile, markets Utilizes a broad group of bankers

MetLife®

FA-Backed Notes Program Overview
MetLife Institutional Funding I (EMTN)

• Type:	Reg S
• Shelf Size:	US $3 Billion
• Issuer:	MetLife Institutional Funding I
• Listing:	Irish Stock Exchange
• Ratings:	Aa2 (stable) / AA (stable)
• Maturities:	Primarily out to 10 Yrs; longer available
• Offerings:	Generally up to $250 Million
• Currencies:	Multiple
• Interest Rate:	Fixed / Floating
• Distribution:	Reverse Inquiry / Syndication
• Collateral:	MICC Funding Agreements

MetLife Stable Value & Institutional Products Client Conference 13

FA-Backed CP Program Overview Program Name: Beagle Funding LLC (to be renamed MetLife Short Term Funding) Authorized Shelf Size: $10 Billion Ratings: "A-1+" and "P-1" by S&P and Moody's, respectively CP is secured by a Funding Agreement issued by MLIC or MICC* Program Arranger: Morgan Stanley Named Dealers: Morgan Stanley, Goldman Sachs, Merrill Lynch *It is expected that MICC will be added as a Funding Agreement provider by the end of Q2

FA-Backed CP Program Summary Inaugural issuance in November 2007 Current outstandings in excess of $2 billion Orderly ramp-up in outstandings Depending on market conditions, investor demand and asset availability Issuance terms are driven by investor considerations (i.e. size, maturity, pricing)

Farmer Mac Guaranteed Trust Notes Overview Trust issues notes that are guaranteed by Federal Agricultural Mortgage Corporation (Farmer Mac) MLIC writes a funding agreement, collateralized by agricultural loans, to a Farmer Mac business trust MLIC retains ownership rights and economics of underlying agricultural loan collateral Attractive return to Agency investors Diversify investor base by distributing to Agency buyers 144A Notes rated "Aaa" by Moody's, "AAA" by Fitch & DBRS $2.5 billion of notes outstanding from 3 transactions Over 50 investors participated globally

Federal Home Loan Bank Advance Programs Private market investor Advances must be collateralized Collateral is residential-mortgage related Access to funding with attractive cost of funds Contingent source of liquidity Near $6 billion in advances currently outstanding MetLife entities are members of FHLB-New York and FHLB-Boston

Investor Focus Over 500 separate institutional investors, including "who's who" of credit investors Total holdings of the largest investor: $945M Total holdings of the top ten investors: $6.0B Virtually no hedge funds / "fast money" investors Mutual interest in well-behaved credit spreads while providing for appropriate market liquidity

Investments Overview Robert W. Morgan Managing Director Portfolio Management MetLife Stable Value & Institutional Products Client Conference

Agenda Market Overview Portfolio Review Asset allocation Fixed maturity securities Alternative investments Real estate Derivatives Risk Management

2008 Market View and Themes Economy Significant recession risk Inflation Elevated inflation risk Interest Rates Fed remains on hold Curve steepens Fixed Income Sectors Fundamentals deteriorating Spreads remain wide and choppy Commercial Real Estate Sectors Fundamentals softening Spreads remain wide and choppy Equities Significant pressure throughout year

Market Dislocation: Spreads Have Widened High Yield Spreads A Corporates BBB Corporates AAA CMBS 30yr Conventional MBS 12/29/2006 274.6885 80.14272834 117.4590151 64.15370878 33.64808549 1/1/2007 276.7401 80.14272834 117.4590151 64.56749068 33.64808549 1/2/2007 276.7401 80.47434271 118.0737865 64.56749068 33.08106454 1/3/2007 277.4551 80.40029701 117.5462385 64.52510856 31.11520238 1/4/2007 281.5238 80.3482506 117.5734001 63.3472663 29.43616758 1/5/2007 280.0568 79.89271223 117.245142 63.34605318 29.57303456 1/8/2007 277.8986 79.83586093 116.9873257 62.48480028 31.25095837 1/9/2007 275.9492 79.95253314 117.0939117 63.01795837 33.07219313 1/10/2007 274.2101 79.68562013 116.7560926 64.13381859 35.44539367 1/11/2007 268.4765 79.19102475 115.398748 64.88324509 35.54380378 1/12/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/15/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/16/2007 266.2382 79.28240764 114.3013046 65.38389728 37.55635666 1/17/2007 260.7736 78.67740187 113.285832 65.9774071 39.4113709 1/18/2007 262.0827 78.42316884 112.6052183 66.36885388 39.01853099 1/19/2007 259.3743 78.07096159 112.6669508 65.05461177 38.2006062 1/22/2007 259.1642 78.26239331 112.4661445 64.55300947 38.03251028 1/23/2007 255.3339 77.88817687 111.6041076 64.34410469 40.10942778 1/24/2007 253.8481 77.85052376 111.1082801 64.45269611 41.16576557 1/25/2007 247.8904 77.56711373 110.4852446 65.10994176 43.57895601 1/26/2007 250.0729 77.7863739 110.6647351 65.94117037 44.34422149 1/29/2007 248.7964 77.87774063 110.6218876 66.73426125 45.74806023 1/30/2007 252.8896 78.50079649 111.6851659 68.04500533 45.71153822 1/31/2007 258.335 79.18974784 112.2835724 68.24172682 44.18334768 2/1/2007 254.4053 78.79557522 111.5623653 68.24106053 43.11522156 2/2/2007 255.2147 78.68019566 111.3274093 65.47422703 41.04628187 2/5/2007 255.9827 78.44197235 110.9704662 65.48326991 39.16654236 2/6/2007 255.7596 78.09377014 110.3402862 64.43234846 38.62617121 2/7/2007 253.8497 78.29853881 110.3075344 64.74913928 38.49646528 2/8/2007 254.0897 77.20946854 109.0202675 65.14306977 39.1354188 2/9/2007 248.6083 77.03858997 108.5270158 65.98989003 41.26327687 2/12/2007 248.4773 77.51514382 108.9633898 65.98591063 43.17740189 2/13/2007 246.9374 77.61050887 109.5693085 66.54656175 43.15113112 2/14/2007 250.8845 77.33513281 109.3366804 65.72942647 39.21481233 2/15/2007 250.0166 77.85224227 108.0047684 64.71191146 39.94102923 2/16/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/19/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/20/2007 248.0215 77.48869702 107.1405899 65.3400433 40.75389717 2/21/2007 244.9917 77.2247722 106.3612469 65.08764694 40.6828806 2/22/2007 240.7379 77.19106534 105.4699229 65.2330274 39.89934465 2/23/2007 246.7076 77.47598057 106.390214 64.91925521 40.7506798 2/26/2007 249.7866 78.36101863 107.3871603 66.14276771 42.30615336 2/27/2007 270.1378 80.09825737 110.7458207 66.66130504 46.25873452 2/28/2007 266.008 79.14343638 110.427753 70.16168436 47.56966552 3/1/2007 270.7794 79.93034663 110.7873257 72.46524552 47.36714116 3/2/2007 279.0335 80.68286604 111.8454557 72.82519576 48.21072214 3/5/2007 287.2771 81.87956463 114.2095421 74.39742249 49.12681355 3/6/2007 283.7881 81.33822829 113.6731447 73.81787384 47.48536487 3/7/2007 280.9426 81.45029907 113.8790741 72.37943203 46.16387097 3/8/2007 274.4264 81.11569235 112.8111221 70.92546624 45.15459144 3/9/2007 265.4311 80.80891111 112.0295536 71.10053549 43.86463705 3/12/2007 270.1196 81.24043835 112.6396611 69.9434204 44.74977996 3/13/2007 282.1391 81.97976854 114.1954341 71.20363902 45.85766205 3/14/2007 285.3213 84.03048729 116.1997309 71.65965226 44.99668703 3/15/2007 280.4264 84.28038938 115.0315458 71.26400302 45.53901577 3/16/2007 280.8272 84.69078385 115.7142561 71.01398931 45.1035665 3/19/2007 277.8931 84.56870992 115.2379725 71.2760604 43.70985419 3/20/2007 280.9155 84.72131276 116.2494738 70.92073886 44.78391591 3/21/2007 283.404 84.80337685 116.2958853 70.92681094 44.71383635 3/22/2007 274.7998 84.16074724 115.5211727 69.65612144 42.32747473 3/23/2007 272.3623 83.88046863 115.2777952 70.20391364 43.78293688 3/26/2007 275.0225 83.95242637 115.7146146 71.18398676 43.9192835 3/27/2007 275.1368 84.09920904 115.8877851 72.41062824 44.35007652 3/28/2007 278.4774 84.96806121 116.6623525 71.71774501 45.33817209 3/29/2007 275.7912 84.86654831 116.1704448 72.61855963 45.2892068 3/30/2007 274.9355 85.55925724 117.1607884 73.23867504 44.86434643 4/2/2007 276.0133 86.00744547 117.8367158 73.23655857 44.26891703 4/3/2007 273.6786 86.05846468 117.4795437 73.41777358 42.59165225 4/4/2007 277.9297 86.35657398 118.2049477 73.46641641 43.01231306 4/5/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/6/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/9/2007 269.5227 85.34326655 116.8369848 72.86627978 42.40842249 4/10/2007 271.4671 84.71525846 115.9244998 73.00342642 43.97340892 4/11/2007 269.6424 84.15518416 114.990223 73.23141522 44.36940505 4/12/2007 269.2104 84.19383396 114.9928237 73.03287642 45.23704602 4/13/2007 265.8091 84.82457528 115.0685489 72.85105046 45.56048224 4/16/2007 264.3759 85.89921152 114.4061745 72.60251028 45.78300846 4/17/2007 267.5419 86.74429323 114.7714044 72.62324228 45.53227417 4/18/2007 268.2269 86.80065452 114.96206 72.29862916 45.10551489 4/19/2007 267.2421 87.07765755 115.1362411 74.11017332 45.44771161 4/20/2007 264.2103 86.37223979 114.2594322 75.46181643 45.17236738 4/23/2007 264.9904 85.82880435 114.1165913 75.9282527 45.97614149 4/24/2007 266.3131 85.85330808 114.5510671 76.53894284 45.91951944 4/25/2007 263.4103 86.19263562 115.2872371 77.86031474 46.32069373 4/26/2007 258.8513 86.19334661 115.4411822 78.11854514 46.70556566 4/27/2007 259.1041 86.32196342 115.8259056 78.61731913 47.6576281 4/30/2007 265.667 86.50543831 116.2238042 79.08427615 48.70560858 5/1/2007 265.5012 86.83694589 116.2474249 79.09429413 48.89048167 5/2/2007 263.5573 86.46789079 116.2778919 79.20620819 48.64016645 5/3/2007 259.039 86.05424202 116.0324865 79.14259352 48.00841405 5/4/2007 260.7746 86.15574195 115.8617967 79.26896281 47.62194255 5/7/2007 260.6621 86.12230924 115.7490372 79.7751523 46.49143031 5/8/2007 260.7794 86.2590603 115.8795922 80.2208685 46.39487498 5/9/2007 255.7532 86.3366508 115.4917453 79.86053769 45.77928021 5/10/2007 257.1547 86.26842973 115.319476 79.28920348 47.46784202 5/11/2007 254.5625 86.22598404 115.3083472 80.03548926 47.78328059 5/14/2007 247.1074 85.97784163 114.3207659 80.06292227 48.48509432 5/15/2007 246.2312 85.99107922 113.7286864 80.10458838 49.0854131 5/16/2007 245.8078 85.77388565 113.8515821 80.07736832 48.93649462 High Yield Spreads A Corporates BBB Corporates AAA CMBS 30yr Conventional MBS 12/29/2006 274.6885 80.14272834 117.4590151 64.15370878 33.64808549 1/1/2007 276.7401 80.14272834 117.4590151 64.56749068 33.64808549 1/2/2007 276.7401 80.47434271 118.0737865 64.56749068 33.08106454 1/3/2007 277.4551 80.40029701 117.5462385 64.52510856 31.11520238 1/4/2007 281.5238 80.3482506 117.5734001 63.3472663 29.43616758 1/5/2007 280.0568 79.89271223 117.245142 63.34605318 29.57303456 1/8/2007 277.8986 79.83586093 116.9873257 62.48480028 31.25095837 1/9/2007 275.9492 79.95253314 117.0939117 63.01795837 33.07219313 1/10/2007 274.2101 79.68562013 116.7560926 64.13381859 35.44539367 1/11/2007 268.4765 79.19102475 115.398748 64.88324509 35.54380378 1/12/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/15/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/16/2007 266.2382 79.28240764 114.3013046 65.38389728 37.55635666 1/17/2007 260.7736 78.67740187 113.285832 65.9774071 39.4113709 1/18/2007 262.0827 78.42316884 112.6052183 66.36885388 39.01853099 1/19/2007 259.3743 78.07096159 112.6669508 65.05461177 38.2006062 1/22/2007 259.1642 78.26239331 112.4661445 64.55300947 38.03251028 1/23/2007 255.3339 77.88817687 111.6041076 64.34410469 40.10942778 1/24/2007 253.8481 77.85052376 111.1082801 64.45269611 41.16576557 1/25/2007 247.8904 77.56711373 110.4852446 65.10994176 43.57895601 1/26/2007 250.0729 77.7863739 110.6647351 65.94117037 44.34422149 1/29/2007 248.7964 77.87774063 110.6218876 66.73426125 45.74806023 1/30/2007 252.8896 78.50079649 111.6851659 68.04500533 45.71153822 1/31/2007 258.335 79.18974784 112.2835724 68.24172682 44.18334768 2/1/2007 254.4053 78.79557522 111.5623653 68.24106053 43.11522156 2/2/2007 255.2147 78.68019566 111.3274093 65.47422703 41.04628187 2/5/2007 255.9827 78.44197235 110.9704662 65.48326991 39.16654236 2/6/2007 255.7596 78.09377014 110.3402862 64.43234846 38.62617121 2/7/2007 253.8497 78.29853881 110.3075344 64.74913928 38.49646528 2/8/2007 254.0897 77.20946854 109.0202675 65.14306977 39.1354188 2/9/2007 248.6083 77.03858997 108.5270158 65.98989003 41.26327687 2/12/2007 248.4773 77.51514382 108.9633898 65.98591063 43.17740189 2/13/2007 246.9374 77.61050887 109.5693085 66.54656175 43.15113112 2/14/2007 250.8845 77.33513281 109.3366804 65.72942647 39.21481233 2/15/2007 250.0166 77.85224227 108.0047684 64.71191146 39.94102923 2/16/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/19/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/20/2007 248.0215 77.48869702 107.1405899 65.3400433 40.75389717 2/21/2007 244.9917 77.2247722 106.3612469 65.08764694 40.6828806 2/22/2007 240.7379 77.19106534 105.4699229 65.2330274 39.89934465 2/23/2007 246.7076 77.47598057 106.390214 64.91925521 40.7506798 2/26/2007 249.7866 78.36101863 107.3871603 66.14276771 42.30615336 2/27/2007 270.1378 80.09825737 110.7458207 66.66130504 46.25873452 2/28/2007 266.008 79.14343638 110.427753 70.16168436 47.56966552 3/1/2007 270.7794 79.93034663 110.7873257 72.46524552 47.36714116 3/2/2007 279.0335 80.68286604 111.8454557 72.82519576 48.21072214 3/5/2007 287.2771 81.87956463 114.2095421 74.39742249 49.12681355 3/6/2007 283.7881 81.33822829 113.6731447 73.81787384 47.48536487 3/7/2007 280.9426 81.45029907 113.8790741 72.37943203 46.16387097 3/8/2007 274.4264 81.11569235 112.8111221 70.92546624 45.15459144 3/9/2007 265.4311 80.80891111 112.0295536 71.10053549 43.86463705 3/12/2007 270.1196 81.24043835 112.6396611 69.9434204 44.74977996 3/13/2007 282.1391 81.97976854 114.1954341 71.20363902 45.85766205 3/14/2007 285.3213 84.03048729 116.1997309 71.65965226 44.99668703 3/15/2007 280.4264 84.28038938 115.0315458 71.26400302 45.53901577 3/16/2007 280.8272 84.69078385 115.7142561 71.01398931 45.1035665 3/19/2007 277.8931 84.56870992 115.2379725 71.2760604 43.70985419 3/20/2007 280.9155 84.72131276 116.2494738 70.92073886 44.78391591 3/21/2007 283.404 84.80337685 116.2958853 70.92681094 44.71383635 3/22/2007 274.7998 84.16074724 115.5211727 69.65612144 42.32747473 3/23/2007 272.3623 83.88046863 115.2777952 70.20391364 43.78293688 3/26/2007 275.0225 83.95242637 115.7146146 71.18398676 43.9192835 3/27/2007 275.1368 84.09920904 115.8877851 72.41062824 44.35007652 3/28/2007 278.4774 84.96806121 116.6623525 71.71774501 45.33817209 3/29/2007 275.7912 84.86654831 116.1704448 72.61855963 45.2892068 3/30/2007 274.9355 85.55925724 117.1607884 73.23867504 44.86434643 4/2/2007 276.0133 86.00744547 117.8367158 73.23655857 44.26891703 4/3/2007 273.6786 86.05846468 117.4795437 73.41777358 42.59165225 4/4/2007 277.9297 86.35657398 118.2049477 73.46641641 43.01231306 4/5/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/6/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/9/2007 269.5227 85.34326655 116.8369848 72.86627978 42.40842249 4/10/2007 271.4671 84.71525846 115.9244998 73.00342642 43.97340892 4/11/2007 269.6424 84.15518416 114.990223 73.23141522 44.36940505 4/12/2007 269.2104 84.19383396 114.9928237 73.03287642 45.23704602 4/13/2007 265.8091 84.82457528 115.0685489 72.85105046 45.56048224 4/16/2007 264.3759 85.89921152 114.4061745 72.60251028 45.78300846 4/17/2007 267.5419 86.74429323 114.7714044 72.62324228 45.53227417 4/18/2007 268.2269 86.80065452 114.96206 72.29862916 45.10551489 4/19/2007 267.2421 87.07765755 115.1362411 74.11017332 45.44771161 4/20/2007 264.2103 86.37223979 114.2594322 75.46181643 45.17236738 4/23/2007 264.9904 85.82880435 114.1165913 75.9282527 45.97614149 4/24/2007 266.3131 85.85330808 114.5510671 76.53894284 45.91951944 4/25/2007 263.4103 86.19263562 115.2872371 77.86031474 46.32069373 4/26/2007 258.8513 86.19334661 115.4411822 78.11854514 46.70556566 4/27/2007 259.1041 86.32196342 115.8259056 78.61731913 47.6576281 4/30/2007 265.667 86.50543831 116.2238042 79.08427615 48.70560858 5/1/2007 265.5012 86.83694589 116.2474249 79.09429413 48.89048167 5/2/2007 263.5573 86.46789079 116.2778919 79.20620819 48.64016645 5/3/2007 259.039 86.05424202 116.0324865 79.14259352 48.00841405 5/4/2007 260.7746 86.15574195 115.8617967 79.26896281 47.62194255 5/7/2007 260.6621 86.12230924 115.7490372 79.7751523 46.49143031 5/8/2007 260.7794 86.2590603 115.8795922 80.2208685 46.39487498 5/9/2007 255.7532 86.3366508 115.4917453 79.86053769 45.77928021 5/10/2007 257.1547 86.26842973 115.319476 79.28920348 47.46784202 5/11/2007 254.5625 86.22598404 115.3083472 80.03548926 47.78328059 5/14/2007 247.1074 85.97784163 114.3207659 80.06292227 48.48509432 5/15/2007 246.2312 85.99107922 113.7286864 80.10458838 49.0854131 5/16/2007 245.8078 85.77388565 113.8515821 80.07736832 48.93649462 High Yield Spreads A Corporates BBB Corporates AAA CMBS 30yr Conventional MBS 12/29/2006 274.6885 80.14272834 117.4590151 64.15370878 33.64808549 1/1/2007 276.7401 80.14272834 117.4590151 64.56749068 33.64808549 1/2/2007 276.7401 80.47434271 118.0737865 64.56749068 33.08106454 1/3/2007 277.4551 80.40029701 117.5462385 64.52510856 31.11520238 1/4/2007 281.5238 80.3482506 117.5734001 63.3472663 29.43616758 1/5/2007 280.0568 79.89271223 117.245142 63.34605318 29.57303456 1/8/2007 277.8986 79.83586093 116.9873257 62.48480028 31.25095837 1/9/2007 275.9492 79.95253314 117.0939117 63.01795837 33.07219313 1/10/2007 274.2101 79.68562013 116.7560926 64.13381859 35.44539367 1/11/2007 268.4765 79.19102475 115.398748 64.88324509 35.54380378 1/12/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/15/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/16/2007 266.2382 79.28240764 114.3013046 65.38389728 37.55635666 1/17/2007 260.7736 78.67740187 113.285832 65.9774071 39.4113709 1/18/2007 262.0827 78.42316884 112.6052183 66.36885388 39.01853099 1/19/2007 259.3743 78.07096159 112.6669508 65.05461177 38.2006062 1/22/2007 259.1642 78.26239331 112.4661445 64.55300947 38.03251028 1/23/2007 255.3339 77.88817687 111.6041076 64.34410469 40.10942778 1/24/2007 253.8481 77.85052376 111.1082801 64.45269611 41.16576557 1/25/2007 247.8904 77.56711373 110.4852446 65.10994176 43.57895601 1/26/2007 250.0729 77.7863739 110.6647351 65.94117037 44.34422149 1/29/2007 248.7964 77.87774063 110.6218876 66.73426125 45.74806023 1/30/2007 252.8896 78.50079649 111.6851659 68.04500533 45.71153822 1/31/2007 258.335 79.18974784 112.2835724 68.24172682 44.18334768 2/1/2007 254.4053 78.79557522 111.5623653 68.24106053 43.11522156 2/2/2007 255.2147 78.68019566 111.3274093 65.47422703 41.04628187 2/5/2007 255.9827 78.44197235 110.9704662 65.48326991 39.16654236 2/6/2007 255.7596 78.09377014 110.3402862 64.43234846 38.62617121 2/7/2007 253.8497 78.29853881 110.3075344 64.74913928 38.49646528 2/8/2007 254.0897 77.20946854 109.0202675 65.14306977 39.1354188 2/9/2007 248.6083 77.03858997 108.5270158 65.98989003 41.26327687 2/12/2007 248.4773 77.51514382 108.9633898 65.98591063 43.17740189 2/13/2007 246.9374 77.61050887 109.5693085 66.54656175 43.15113112 2/14/2007 250.8845 77.33513281 109.3366804 65.72942647 39.21481233 2/15/2007 250.0166 77.85224227 108.0047684 64.71191146 39.94102923 2/16/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/19/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/20/2007 248.0215 77.48869702 107.1405899 65.3400433 40.75389717 2/21/2007 244.9917 77.2247722 106.3612469 65.08764694 40.6828806 2/22/2007 240.7379 77.19106534 105.4699229 65.2330274 39.89934465 2/23/2007 246.7076 77.47598057 106.390214 64.91925521 40.7506798 2/26/2007 249.7866 78.36101863 107.3871603 66.14276771 42.30615336 2/27/2007 270.1378 80.09825737 110.7458207 66.66130504 46.25873452 2/28/2007 266.008 79.14343638 110.427753 70.16168436 47.56966552 3/1/2007 270.7794 79.93034663 110.7873257 72.46524552 47.36714116 3/2/2007 279.0335 80.68286604 111.8454557 72.82519576 48.21072214 3/5/2007 287.2771 81.87956463 114.2095421 74.39742249 49.12681355 3/6/2007 283.7881 81.33822829 113.6731447 73.81787384 47.48536487 3/7/2007 280.9426 81.45029907 113.8790741 72.37943203 46.16387097 3/8/2007 274.4264 81.11569235 112.8111221 70.92546624 45.15459144 3/9/2007 265.4311 80.80891111 112.0295536 71.10053549 43.86463705 3/12/2007 270.1196 81.24043835 112.6396611 69.9434204 44.74977996 3/13/2007 282.1391 81.97976854 114.1954341 71.20363902 45.85766205 3/14/2007 285.3213 84.03048729 116.1997309 71.65965226 44.99668703 3/15/2007 280.4264 84.28038938 115.0315458 71.26400302 45.53901577 3/16/2007 280.8272 84.69078385 115.7142561 71.01398931 45.1035665 3/19/2007 277.8931 84.56870992 115.2379725 71.2760604 43.70985419 3/20/2007 280.9155 84.72131276 116.2494738 70.92073886 44.78391591 3/21/2007 283.404 84.80337685 116.2958853 70.92681094 44.71383635 3/22/2007 274.7998 84.16074724 115.5211727 69.65612144 42.32747473 3/23/2007 272.3623 83.88046863 115.2777952 70.20391364 43.78293688 3/26/2007 275.0225 83.95242637 115.7146146 71.18398676 43.9192835 3/27/2007 275.1368 84.09920904 115.8877851 72.41062824 44.35007652 3/28/2007 278.4774 84.96806121 116.6623525 71.71774501 45.33817209 3/29/2007 275.7912 84.86654831 116.1704448 72.61855963 45.2892068 3/30/2007 274.9355 85.55925724 117.1607884 73.23867504 44.86434643 4/2/2007 276.0133 86.00744547 117.8367158 73.23655857 44.26891703 4/3/2007 273.6786 86.05846468 117.4795437 73.41777358 42.59165225 4/4/2007 277.9297 86.35657398 118.2049477 73.46641641 43.01231306 4/5/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/6/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/9/2007 269.5227 85.34326655 116.8369848 72.86627978 42.40842249 4/10/2007 271.4671 84.71525846 115.9244998 73.00342642 43.97340892 4/11/2007 269.6424 84.15518416 114.990223 73.23141522 44.36940505 4/12/2007 269.2104 84.19383396 114.9928237 73.03287642 45.23704602 4/13/2007 265.8091 84.82457528 115.0685489 72.85105046 45.56048224 4/16/2007 264.3759 85.89921152 114.4061745 72.60251028 45.78300846 4/17/2007 267.5419 86.74429323 114.7714044 72.62324228 45.53227417 4/18/2007 268.2269 86.80065452 114.96206 72.29862916 45.10551489 4/19/2007 267.2421 87.07765755 115.1362411 74.11017332 45.44771161 4/20/2007 264.2103 86.37223979 114.2594322 75.46181643 45.17236738 4/23/2007 264.9904 85.82880435 114.1165913 75.9282527 45.97614149 4/24/2007 266.3131 85.85330808 114.5510671 76.53894284 45.91951944 4/25/2007 263.4103 86.19263562 115.2872371 77.86031474 46.32069373 4/26/2007 258.8513 86.19334661 115.4411822 78.11854514 46.70556566 4/27/2007 259.1041 86.32196342 115.8259056 78.61731913 47.6576281 4/30/2007 265.667 86.50543831 116.2238042 79.08427615 48.70560858 5/1/2007 265.5012 86.83694589 116.2474249 79.09429413 48.89048167 5/2/2007 263.5573 86.46789079 116.2778919 79.20620819 48.64016645 5/3/2007 259.039 86.05424202 116.0324865 79.14259352 48.00841405 5/4/2007 260.7746 86.15574195 115.8617967 79.26896281 47.62194255 5/7/2007 260.6621 86.12230924 115.7490372 79.7751523 46.49143031 5/8/2007 260.7794 86.2590603 115.8795922 80.2208685 46.39487498 5/9/2007 255.7532 86.3366508 115.4917453 79.86053769 45.77928021 5/10/2007 257.1547 86.26842973 115.319476 79.28920348 47.46784202 5/11/2007 254.5625 86.22598404 115.3083472 80.03548926 47.78328059 5/14/2007 247.1074 85.97784163 114.3207659 80.06292227 48.48509432 5/15/2007 246.2312 85.99107922 113.7286864 80.10458838 49.0854131 5/16/2007 245.8078 85.77388565 113.8515821 80.07736832 48.93649462 High Yield Spreads A Corporates BBB Corporates AAA CMBS 30yr Conventional MBS 12/29/2006 274.6885 80.14272834 117.4590151 64.15370878 33.64808549 1/1/2007 276.7401 80.14272834 117.4590151 64.56749068 33.64808549 1/2/2007 276.7401 80.47434271 118.0737865 64.56749068 33.08106454 1/3/2007 277.4551 80.40029701 117.5462385 64.52510856 31.11520238 1/4/2007 281.5238 80.3482506 117.5734001 63.3472663 29.43616758 1/5/2007 280.0568 79.89271223 117.245142 63.34605318 29.57303456 1/8/2007 277.8986 79.83586093 116.9873257 62.48480028 31.25095837 1/9/2007 275.9492 79.95253314 117.0939117 63.01795837 33.07219313 1/10/2007 274.2101 79.68562013 116.7560926 64.13381859 35.44539367 1/11/2007 268.4765 79.19102475 115.398748 64.88324509 35.54380378 1/12/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/15/2007 266.5193 78.76721302 114.620931 64.8769124 35.4726903 1/16/2007 266.2382 79.28240764 114.3013046 65.38389728 37.55635666 1/17/2007 260.7736 78.67740187 113.285832 65.9774071 39.4113709 1/18/2007 262.0827 78.42316884 112.6052183 66.36885388 39.01853099 1/19/2007 259.3743 78.07096159 112.6669508 65.05461177 38.2006062 1/22/2007 259.1642 78.26239331 112.4661445 64.55300947 38.03251028 1/23/2007 255.3339 77.88817687 111.6041076 64.34410469 40.10942778 1/24/2007 253.8481 77.85052376 111.1082801 64.45269611 41.16576557 1/25/2007 247.8904 77.56711373 110.4852446 65.10994176 43.57895601 1/26/2007 250.0729 77.7863739 110.6647351 65.94117037 44.34422149 1/29/2007 248.7964 77.87774063 110.6218876 66.73426125 45.74806023 1/30/2007 252.8896 78.50079649 111.6851659 68.04500533 45.71153822 1/31/2007 258.335 79.18974784 112.2835724 68.24172682 44.18334768 2/1/2007 254.4053 78.79557522 111.5623653 68.24106053 43.11522156 2/2/2007 255.2147 78.68019566 111.3274093 65.47422703 41.04628187 2/5/2007 255.9827 78.44197235 110.9704662 65.48326991 39.16654236 2/6/2007 255.7596 78.09377014 110.3402862 64.43234846 38.62617121 2/7/2007 253.8497 78.29853881 110.3075344 64.74913928 38.49646528 2/8/2007 254.0897 77.20946854 109.0202675 65.14306977 39.1354188 2/9/2007 248.6083 77.03858997 108.5270158 65.98989003 41.26327687 2/12/2007 248.4773 77.51514382 108.9633898 65.98591063 43.17740189 2/13/2007 246.9374 77.61050887 109.5693085 66.54656175 43.15113112 2/14/2007 250.8845 77.33513281 109.3366804 65.72942647 39.21481233 2/15/2007 250.0166 77.85224227 108.0047684 64.71191146 39.94102923 2/16/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/19/2007 247.5315 77.54334418 107.5377158 64.72252599 41.12936883 2/20/2007 248.0215 77.48869702 107.1405899 65.3400433 40.75389717 2/21/2007 244.9917 77.2247722 106.3612469 65.08764694 40.6828806 2/22/2007 240.7379 77.19106534 105.4699229 65.2330274 39.89934465 2/23/2007 246.7076 77.47598057 106.390214 64.91925521 40.7506798 2/26/2007 249.7866 78.36101863 107.3871603 66.14276771 42.30615336 2/27/2007 270.1378 80.09825737 110.7458207 66.66130504 46.25873452 2/28/2007 266.008 79.14343638 110.427753 70.16168436 47.56966552 3/1/2007 270.7794 79.93034663 110.7873257 72.46524552 47.36714116 3/2/2007 279.0335 80.68286604 111.8454557 72.82519576 48.21072214 3/5/2007 287.2771 81.87956463 114.2095421 74.39742249 49.12681355 3/6/2007 283.7881 81.33822829 113.6731447 73.81787384 47.48536487 3/7/2007 280.9426 81.45029907 113.8790741 72.37943203 46.16387097 3/8/2007 274.4264 81.11569235 112.8111221 70.92546624 45.15459144 3/9/2007 265.4311 80.80891111 112.0295536 71.10053549 43.86463705 3/12/2007 270.1196 81.24043835 112.6396611 69.9434204 44.74977996 3/13/2007 282.1391 81.97976854 114.1954341 71.20363902 45.85766205 3/14/2007 285.3213 84.03048729 116.1997309 71.65965226 44.99668703 3/15/2007 280.4264 84.28038938 115.0315458 71.26400302 45.53901577 3/16/2007 280.8272 84.69078385 115.7142561 71.01398931 45.1035665 3/19/2007 277.8931 84.56870992 115.2379725 71.2760604 43.70985419 3/20/2007 280.9155 84.72131276 116.2494738 70.92073886 44.78391591 3/21/2007 283.404 84.80337685 116.2958853 70.92681094 44.71383635 3/22/2007 274.7998 84.16074724 115.5211727 69.65612144 42.32747473 3/23/2007 272.3623 83.88046863 115.2777952 70.20391364 43.78293688 3/26/2007 275.0225 83.95242637 115.7146146 71.18398676 43.9192835 3/27/2007 275.1368 84.09920904 115.8877851 72.41062824 44.35007652 3/28/2007 278.4774 84.96806121 116.6623525 71.71774501 45.33817209 3/29/2007 275.7912 84.86654831 116.1704448 72.61855963 45.2892068 3/30/2007 274.9355 85.55925724 117.1607884 73.23867504 44.86434643 4/2/2007 276.0133 86.00744547 117.8367158 73.23655857 44.26891703 4/3/2007 273.6786 86.05846468 117.4795437 73.41777358 42.59165225 4/4/2007 277.9297 86.35657398 118.2049477 73.46641641 43.01231306 4/5/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/6/2007 275.9982 85.95136148 117.5191938 73.86422122 42.67253416 4/9/2007 269.5227 85.34326655 116.8369848 72.86627978 42.40842249 4/10/2007 271.4671 84.71525846 115.9244998 73.00342642 43.97340892 4/11/2007 269.6424 84.15518416 114.990223 73.23141522 44.36940505 4/12/2007 269.2104 84.19383396 114.9928237 73.03287642 45.23704602 4/13/2007 265.8091 84.82457528 115.0685489 72.85105046 45.56048224 4/16/2007 264.3759 85.89921152 114.4061745 72.60251028 45.78300846 4/17/2007 267.5419 86.74429323 114.7714044 72.62324228 45.53227417 4/18/2007 268.2269 86.80065452 114.96206 72.29862916 45.10551489 4/19/2007 267.2421 87.07765755 115.1362411 74.11017332 45.44771161 4/20/2007 264.2103 86.37223979 114.2594322 75.46181643 45.17236738 4/23/2007 264.9904 85.82880435 114.1165913 75.9282527 45.97614149 4/24/2007 266.3131 85.85330808 114.5510671 76.53894284 45.91951944 4/25/2007 263.4103 86.19263562 115.2872371 77.86031474 46.32069373 4/26/2007 258.8513 86.19334661 115.4411822 78.11854514 46.70556566 4/27/2007 259.1041 86.32196342 115.8259056 78.61731913 47.6576281 4/30/2007 265.667 86.50543831 116.2238042 79.08427615 48.70560858 5/1/2007 265.5012 86.83694589 116.2474249 79.09429413 48.89048167 5/2/2007 263.5573 86.46789079 116.2778919 79.20620819 48.64016645 5/3/2007 259.039 86.05424202 116.0324865 79.14259352 48.00841405 5/4/2007 260.7746 86.15574195 115.8617967 79.26896281 47.62194255 5/7/2007 260.6621 86.12230924 115.7490372 79.7751523 46.49143031 5/8/2007 260.7794 86.2590603 115.8795922 80.2208685 46.39487498 5/9/2007 255.7532 86.3366508 115.4917453 79.86053769 45.77928021 5/10/2007 257.1547 86.26842973 115.319476 79.28920348 47.46784202 5/11/2007 254.5625 86.22598404 115.3083472 80.03548926 47.78328059 5/14/2007 247.1074 85.97784163 114.3207659 80.06292227 48.48509432 5/15/2007 246.2312 85.99107922 113.7286864 80.10458838 49.0854131 5/16/2007 245.8078 85.77388565 113.8515821 80.07736832 48.93649462 Lehman A-BBB Spreads Lehman High Yield Spreads Lehman 30-Yr Conventional RMBS Lehman AAA CMBS Spreads Spread data through 6/6/08.

Credit Market Dislocation Market MetLife Transparency Liquidity Capital Anticipated sub-prime collapse See-through underwriting Highly liquid Well capitalized: Maintain AA rating

Portfolio Allocation Trend

Higher Quality Investment Grade Credit Portfolio $119 billion* Approximately 30% private placements Decreased 'BBB' exposure Reduced exposure to housing, auto, airline and other recession-prone sectors 12/31/2003 3/31/2008 AAA/AA/A 0.208 0.222 BBB 0.188 0.142 Investment Grade Bonds as a % of Managed Assets *Market value as of 3/31/08. 40% 36% $85B $119B

Public HY Private HY Emerging Markets Secured Bank Loans Project Finance 0.39 0.07 0.15 0.32 0.066 Defensive Below Investment Grade Portfolio 32% 39% 15% Public High Yield Emerging Markets Secured Bank Loans * As of 12/31/03 Market value as of 3/31/08 Below Investment Grade Portfolio Allocation Reduced below investment grade allocation from 5.9%* to 5.0% of managed assets Well diversified across asset classes Secured bank loans have grown from 15%* to 32% of portfolio Bank loans have historically exhibited lower default rates and higher recovery rates Project Finance Private High Yield 7% 7%

12/31/2003 3/31/2008 Residential Mortgage Backed Securities 0.147 0.172 Commercial Mortgage Backed Securities 0.051 0.057 Asset Backed Securities 0.056 0.035 High Quality Structured Finance Portfolio $86.7 billion* Modestly increased exposure to structured finance securities Diversified portfolio away from credit risk Structured Finance Allocation as a % of Managed Assets *Market value as of 3/31/08. $54.4B $86.7B 5.5% 5.1% 14.7% 17.2% 5.7% 3.5% 26.4% 25.3%

High Quality RMBS Provide Good Value $56.5 billion* 99% AAA 90% Prime and 67% Agency Backed Very liquid and attractive relative value Volatility mitigated by: Matching assets with liabilities Structure / security underwriting Hedging with derivatives *Market value as of 3/31/08. RMBS Allocation

Alt-A RMBS Portfolio $5.8 billion* 99.8% AAA Conservative profile versus market Approximately 84% Super Senior 88% Fixed Rate Average subordination is 12% No Option ARMs and none backed by second liens Lower exposure to investment properties and California *Market value as of 3/31/08. +Average subordination supporting MetLife holdings. *AAA / AA includes $12 million AA holdings. Alt-A RMBS

Identified Sub-Prime Risk Early Dec-05 Dec-06 12/31/2007 3/8/2008 Stopped purchasing 'A' and lower tranches in late 2004 Reduced exposure by 46% from year-end 2005 to March 31, 2008 Sub-Prime Mortgage Holdings ($ Millions) $3,547 $3,032 $2,222 $1,925

A AAA AA BBB & Below 0.02 0.9 0.05 0.03 $18.6 billion* 95% AAA/AA 74% from 2005 and prior vintages Provide long duration assets and portfolio diversification Commercial Mortgage-Backed Securities *Market value as of 3/31/08. AAA AA A BBB & Below Total CMBS

Real Estate and Agricultural Investments 12/31/2003 3/31/2008 Commercial Mortgages 0.107 0.114 Agricultural Mortgages 0.026 0.034 Real Estate Equity 0.039 0.032 Real Estate & Agricultural Investments as a % of Managed Assets $36.9B $59.0B 3.9% 2.6% 10.7% 11.4% 3.4% 3.2% 18.0% 17.2% Full-service real estate group with strong underwriting capabilities and "feet on the ground" Leader in commercial and agricultural mortgage lending More diversified real estate equity portfolio Reduced New York City and large asset exposure Market value as of 3/31/08.

High Quality Commercial Mortgage Portfolio 55%* average loan-to-value Virtually no defaults Conservative underwriting Diversified by property type and geographic location On-going pruning of higher risk loans Commercial Mortgages ($ Billions) Dec-03 Mar-08 <65% LTV 50% 69% 65-75% LTV 37% 25% >75% LTV 13% 6% Total Comm Mtgs 100% 100% $20.3 $36.0 *Book value as of 3/31/08.

2003 2004 2005 2006 2007 3/31/2008 MetLife LTV 0.65 0.66 0.63 0.62 0.61 0.53 CMBS LTV 0.723 0.725 0.727 0.73 0.71 0.7 70% Source for market data: Moody's Investors Service Average Market LTV Target Lower Risk Commercial Mortgages Average Loan to Value MetLife LTV vs. Market LTV at Loan Origination MetLife LTV

Equity Securities and Other Limited Partnerships $12 billion* Common stock primarily supports the Closed Block Diversified Alternative Investments portfolio Common Stock Preferred Stock Corporate Joint Ventures East 0.23 0.24 0.53 Equity Securities and Other Limited Partnerships Common Stock *Market value as of 3/31/08. 53% 23% 24% Alternative Investments Preferred Stock

Alternative Investments Portfolio $5.8 billion* Alternative Investments included in the $12 billion of Equity Securities and Other Limited Partnership Interests Growing portfolio while decreasing reliance on LBO funds Other includes Mezzanine, Distress, Infrastructure, Energy & Timber *Market value as of 3/31/08. 12/31/2003 3/31/2008 LBO Partnerships 0.009 0.01 Hedge Funds 0 0.005 Other 0 0.003 Alternative Investments as a % of Managed Assets $2.0B $5.8B 0.9% 1.0% 0.5% 0.3% 1.8% 0.9%

Interest Rates Foreign Exchange Credit Equity 69 15 8 9 Using Derivatives to Reduce Risk 99%* of Derivatives used for hedging purposes Hedges in place for portfolios with guarantees, as well as portfolios with sensitivity to floating rate liabilities Protect against adverse rate / curve environment Mitigate interest rate- related increases in liabilities Minimum rate guarantees *As of 3/31/08. Derivatives by Use Equity Interest Rates Foreign Exchange Credit

Investments Risk Management Unit Expanded Investments Risk Management team Economic capital limits Aggregate exposures across all asset classes Stress testing Total Portfolio Risk Limit Asset Class Limits Sector Risk Limits Issuer Risk Limits

Market Risk: Insurance Industry Risks Last Year This Year Low rates Recession risk Flat curve Credit defaults Tight spreads Pricing uncertainty Continued yield curve inversion Market volatility

Proactive Portfolio Management has Positioned MetLife Well for Current Volatility Fundamental credit analysis Portfolio diversification Credit exposure management Early sector calls Real estate sales Risk management

MetLife Institutional Business William J. Mullaney President MetLife Stable Value & Institutional Products Client Conference

Agenda Institutional Business Overview Financial Highlights Growth Opportunities Wrap-Up

YTD 4Q2007 Institutional 0.41 Individual 0.32 Auto & Home 0.09 International 0.12 Reinsurance & Other 0.06 2007 Operating Earnings Available to Common Shareholders At-A-Glance MetLife Total = $4,762M Reinsurance & Other $288M (6%) International $568M (12%) Auto & Home $426M (9%) Individual $1,513M (32%) Institutional $1,967M (41%) See Appendix for non-GAAP financial information definitions and/or reconciliations.

MetLife®

A Leader in the Marketplace

Institutional Business
2007 Operating Earnings Available to Common Shareholders = $1,967M


Non-Medical Health
($363M, 18%)
Retirement & Savings
($1,141M, 58%)
Group Life
($463M, 24%)

Institutional

Rank*	Business (Sales)
#1	Group Life[1]
#1	Group Auto & Home[2]
#1	Group Non-Medical[3]
#2	Group Disability[1]
#2	Group Dental[4]
#2	Institutional Annuities[1]
#2	Group LTC[1]
#3	Stable Value & Funding[1]
#3	Structured Settlement[1]

*All measures are in sales premiums unless otherwise noted:

1. Institutional Annuities, Stable Value and Funding Agreements: LIMRA Stable Value & Funding Agreement Products Study, FY 2007; Structured Settlements: LIMRA Individual Annuities Study, FY 2007; Group LTC (includes group employer & associations; sales & re-enrolls; 50% of Fed LTC program): LIMRA Group Long Term Care Insurance Study, FY 2007; Group Life (includes specialty products): LIMRA Group Life Study, FY 2007; Group Disability: LIMRA Group Disability Study, FY 2007
2. Group A&H Inforce: MetLife Research - FY 06
3. Group Non-Medical Inforce: Group Life, Group LTC, Group Disability – LIMRA; Group Dental, Group A&H - MetLife Research - FY 2006
4. Group Dental (#2 Group Dental Carrier overall and #1 Commercial Group Dental Carrier): MetLife Research - FY06

See Appendix for non-GAAP financial information definitions and/or reconciliations.

MetLife Stable Value & Institutional Products Client Conference 4

Premiums, Fees & Other Revenues 2003 2004 2005 2006 2007 Q107 Q108 10341 11402 12812 13327 13921 3506 3987 CAGR 7.7% ($Millions) 13.7% $3,506 $3,987 $10,341 $11,402 $12,812 $13,327 $13,921

Total Policyholder Balances 2003 2004 2005 2006 2007 Q107 Q108 General Account 62.5 70.6 103.4 110.4 118 112 121.6 Separate Account 40.5 40.4 45.2 47 52 47.8 51.8 ($Billions) CAGR 13.3% $103.0 $111.0 $148.6 $157.4 $170.0 $173.4 $159.8 8.5%

Operating Earnings Available to Common Shareholders 2003 2004 2005 2006 2007 Q107 Q108 1051 1249 1445 1700 1967 452 558 CAGR 17.0% ($Millions) 23.5% $452 $558 $1,051 $1,249 $1,445 $1,700 $1,967 See Appendix for non-GAAP financial information definitions and/or reconciliations.

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Steeper yield curve Lower equity and hedge fund returns Market liquidity

MetLife A B C D E F G H I Life 5.24 1.12 1 1.2 2.68 1.18 0.65 0.32 0.29 - Dental 5.12 3.53 2.79 - - - - - - - Disability 2.47 0.8 0.89 3.01 0.76 2.1 1.01 0.29 0.17 - LTC 0.33 - - 0.19 0.04 - - - - 0.34 Auto & Home 0.87 - - - - - - - 0.09 - ($ Billions) U.S. Group Employee Benefits: Alone...and Diversified Group Life & Non-Medical Health 2006 In-force Premiums & Equivalents Source: Life excluding COLI & BOLI (LIMRA), Disability (LIMRA), Dental (MetLife Research), Long-Term Care (MetLife Research), Auto & Home (MetLife Research). See Appendix for non-GAAP financial information definitions and/or reconciliations.

Life & Non-Medical Health: Key 2008 Initiatives Thought Leadership Global Account Management Integration of Safeguard Investment in Group Disability

Retirement & Savings - Sales by Product 2004 2005 2006 2007 401(k) 1.909 1.836 1.535 0.104 GICs/Funding Agreements 1.531 1.32 2.121 1.385 MMGIC/Trust GICs/Other 1.752 1.14 1.237 0.675 Structured Settlements 0.907 1.06 0.797 0.661 Capital Mkt Inv Products 3.937 4.014 6.679 10.641 Closeouts 0.578 0.103 0.253 0.391 Income Annuities 0.265 0.341 0.416 0.454 CAGR 9.5% $9.8 $13.0 $10.9 $14.3 See Appendix for non-GAAP financial information definitions and/or reconciliations.

Retirement & Savings: Key 2008 Initiatives Integrated Market Approach Pension Closeouts Innovative Solutions to meet Current Market Conditions Income Annuities

Wrap-Up Strong record of revenue and earnings growth Proven market leadership Innovative products and services Well positioned to capitalize on significant growth opportunities

Appendix Definitions and Reconciliations of Non-GAAP Financial Information June 19, 2008

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are available on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Investor Relations portion of the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Definitions Sales (Institutional): Sales include annualized revenue at issue and initial deposit. Premium Equivalents: The estimated premium amount for administrative services only accounts if they had been fully insured plans.

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders

Reconciliation of Net Income Available to Common Shareholders per Share to Operating Earnings Available to Common Shareholders per Share Operating Earnings Available to Common Shareholders per Share Operating Earnings Available to Common Shareholders per Share

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders * Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder obligation and amounts allocable to certain participating contracts. obligation and amounts allocable to certain participating contracts. obligation and amounts allocable to certain participating contracts.

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders * Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder obligation and amounts allocable to certain participating contracts.

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders * Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder obligation and amounts allocable to certain participating contracts.

Reconciliation of Book Value per Common Share Reconciliation of Book Value per Common Share

Reconciliation of Premiums, Fees and Other Revenues Reconciliation of Premiums, Fees and Other Revenues

Reconciliation of Operating Expenses and Expense Ratio Reconciliation of Operating Expenses and Expense Ratio

Reconciliation of Return on Common Equity Reconciliation of Return on Common Equity